Exhibit 10.28

Explanatory Note: The body of this document was previously filed with the SEC, as indicated in the Exhibit Index. What follows are additional schedules and/or exhibits to that document that were not included in the original filing.

Schedule 1

Notice Addresses

NOTICE ADDRESSES

Cellu Paper Holdings, Inc.

3442 Francis Road, Suite 220

Alpharetta, Georgia 30004

Attn: Dianne Scheu, CFO

Cellu Tissue Holdings, Inc.

3440 Francis Road

Alpharetta, Georgia 30004

Attn: Dianne Scheu, CFO

Cellu Tissue LLC

2 Forbes Street

East Hartford, Connecticut 06108

Attn: Dianne Scheu, CFO

Cellu Tissue Corporation – Natural Dam

4921 Route 58 North

Gouverneur, New York 13642

Attn: Dianne Scheu, CFO

Cellu Tissue Corporation – Neenah

249 North Lake Street

Neenah, Wisconsin 54956

Attn: Dianne Scheu, CFO

Coastal Paper Company

1321 South Magnolia Drive

Wiggins, Mississippi 39577

Attn: Dianne Scheu, CFO

Van Paper Company

1321 South Magnolia

Drive Wiggins, Mississippi 39577

Attn: Dianne Scheu, CFO

Van Timber Company

1321 South Magnolia Drive

Wiggins, Mississippi 39577

Attn: Dianne Scheu, CFO

1

Menominee Acquisition Corporation

144 First Street

Menominee, Michigan 49858

Attn: Dianne Scheu, CFO

2

Schedule 2

Investment Property

INVESTMENT PROPERTY

PLEDGED STOCK

Grantor(s)	Issuer	Ownership Interest of Grantor	Percentage of Ownership Interest Pledged	Percentage Issued and Outstanding
Cellu Paper Holdings, Inc.	Cellu Tissue Holdings, Inc.	100 common, $0.01 par value	100	100
Cellu Tissue Holdings, Inc.	Cellu Tissue LLC	100% of membership interests	100	100
Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation – Natural Dam	1,000 Common Shares, $0.01 par	100	100
Cellu Tissue Holdings, Inc,	Cellu Tissue Corporation – Neenah	700 Common Shares, $0.01par	100	100
Van Paper Company	Coastal Paper Company	99% of partnership interests	100	99
Van Timber Company	Coastal Paper Company	1% of partnership interests	100	1
Cellu Tissue Holdings, Inc.	Interlake Acquisition Corporation Limited	1,000 Common Shares, no par	100	100
Cellu Tissue Holdings, Inc.	Menominee Acquisition Corporation	1,000 Common Shares, $0.01 par	100	100
Cellu Tissue Holdings, Inc.	Van Paper Company	10,000 Common Shares	100	100
Cellu Tissue Holdings, Inc.	Van Timber Company	1,000 Common Shares	100	100

PLEDGED NOTES

None

3

Schedule 3

Perfection Matters

PERFECTION MATTERS

Grantor	Filing Office(s)
Cellu Paper Holdings, Inc.	Delaware – Secretary of State
Cellu Tissue Holdings, Inc.	Delaware – Secretary of State
Cellu Tissue LLC	Delaware – Secretary of State
Cellu Tissue Corporation – Natural Dam	Delaware – Secretary of State
Cellu Tissue Corporation – Neenah	Delaware – Secretary of State
Menominee Acquisition Corporation	Delaware – Secretary of State
Van Paper Company	Mississippi – Secretary of State
Van Timber Company	Mississippi – Secretary of State
Coastal Paper Company	Mississippi – Secretary of State Virginia – Secretary of State

4

Schedule 4

Jurisdictions of Organization and

Chief Executive Officer

JURISDICTIONS OF ORGANIZATION AND CHIEF EXECUTIVE OFFICES

Cellu Paper Holdings. Inc.

3442 Francis Road, Suite 220

Alpharetta, Georgia 30004

Jurisdiction of Organization: Delaware

Organizational ID: 3425443

CelluTissue Holdings. Inc.

333 East River Drive

East Hartford, CT 06108

Jurisdiction of Organization: Delaware

Organizational ID: 2293394

Cellu Tissue LLC

2 Forbes Street

East Hartford, CT 06108

Jurisdiction of Organization: Delaware

Organizational ID: 2029001

Cellu Tissue Corporation – Natural Dam

4921 Route 58 North

Gouverneur, NY 13642

Jurisdiction of Organization: Delaware

Organizational ID: 2863273

Cellu Tissue Corporation – Neenah

249 North Lake Street

Neenah, WI 54956

Jurisdiction of Organization: Delaware

Organizational ID: 3522616

5

Coastal Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

Jurisdiction of Organization: Virginia

Organizational ID: N/A

Van Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

Jurisdiction of Organization: Mississippi

Organizational ID: 0580737

Van Timber Company

1321 South Magnolia Drive

Wiggins, MS 39577

Jurisdiction of Organization: Mississippi

Organizational ID: 0605033

Menominee Acquisition Corporation

144 First Street

Menominee, MI 49858

Jurisdiction of Organization: Delaware

Organizational ID: 2858864

6

Schedule 5

Inventory and Equipment Locations

INVENTORY AND EQUIPMENT LOCATIONS

Cellu Tissue LLC

2 Forbes Street

East Hartford, CT 06108

Eastern Park Warehouse

12 Eastern Park Road

East Hartford, CT 06108

C&M Warehouse

95 Leggett Street

East Hartford, CT 06108.

Cellu Tissue Corporation – Natural Dam

4921 Route 58 North

Gouverneur, NY 13842

Cellu Tissue Corporation – Neenah

249 North Lake Street

Neenah, WI 54956

Coastal Paper Company

1321 South Magnolia Drive

Wiggins, MS 39577

John Fayard Warehouse

1 Fastway Lane

Gulf Port, MS 39503

Menominee Acquisition Corporation

144 First Street

Menominee, MI 49858

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Schedule 6

Intellectual Property

INTELLECTUAL PROPERTY

Menominee Acquisition Corporation

1.	“WAXTEX”, Trademark Registration No. 1,618,760, registered October 23, 1990; International Class No. 16 for waxed paper.

Cellu Tissue Corporation – Neenah

1.	“MAGIC SOFT”, Trademark Registration No. 2,080,681, registered July 22, 1997; International Class No. 16 for facial tissue.

2.	“MAGIC SOFT”, Trademark Registration No. 2,022,635, registered December 10, 1996; International Class No. 16 for paper towels, paper napkins and bathroom tissue.

Licenses

1.	Cellu Paper Holdings, Inc. and its subsidiaries have arrangements with customers where Cellu Paper Holdings, Inc. and its subsidiaries use third party intellectual property to make products to customers’ specifications at which time such right ceases.

2.	Software License Agreement and Maintenance Agreement, dated April 30, 1997, between J.D. Edwards World Solutions Company and Cellu Tissue Corporation.

3.	Software License Agreement and Maintenance Agreement, dated October 20, 1998, between J.D. Edwards World Solutions Company and Cellu Tissue Corporation, as amended by Addendums dated November 30, 2002 and August 27, 2003, and as further supplemented by attachments dated November 20, 2002, May 30, 2003 and August 27, 2003.

4.	Cellu Paper Holdings, Inc. and its subsidiaries have commercial licenses to use the following software:

OS/400

Client Access/400

DB2 and SQL Development Kit

Websphere Development Studio

Query/400

Performance Tools/400

World

OneWorld – Suite Based

Extol Integrator

Barcode400

FormsPlus/400

R-Forms for iSeries

Really Real Time GL Inquiry

8

Acrobat Standard Version 6

Adobe Illustrator CS

ADP Payroll

E-Time

AutoCad

AutoCad Lite

FAS Asset Accounting

Quality Window 4.5

Quality Window 5.0

CAPE Pack

RightFax 9.0

Softphone

BriteStore ArcServe Backup Version 11

Dameware Utilities

dcLink for Enterprise One Base Foundation

dcLink for Enterprise One Data Collection Logistics Suite

dcLink for Enterprise One TCP/IP Users

TranPrint Additional Printer Seats

TranPrint Enterprise Printing License

TranServer License

RFSmart

Myttouch

Trackit 5.0 Server + CALS

What’s Up Gold Version 8.03

Exchange 2003

Exchange CALS

Frontpage

Live Comm Server 2003

Live Comm Server CAL’s

Office Pro 2003

Office Pro XP

Outlook 2002

Project 2002

Project 2003

Project 98

SQL CAL 2000

SQL Server 2000

SQL Server 7

Technet Plus CAL

Visio 2002

Visio 2003

Vstudio.NET Pro 2002

Windows 2000 Server

Windows 2003 Server

Windows CAL 2000

Windows Server CAL

9

Windows XP Pro Upgrade

MSDSpro PlusWeb

Netware 5.1

Novell Clients

Twin Client

ProTool Lite

LabelMatrix

Ghost 7.5

Symantec Antivirus Enterprise Edition 9.0

Symantec Client Security 2.0

EasyLabel

TOPS Pro

Backup Exec for Novell Servers Version 8.5

Backup Exec for Windows Servers MS Exchange Agent Version 1

Backup Exec for Windows Servers Open File Option Version 10

Backup Exec for Windows Servers Version 10

Backup Exec for Windows Servers Version 9

10

Schedule 8

Commercial Tort Claims

COMMERCIAL TORT CLAIMS

None

13

Annex I

Form of Assumption Agreement

FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of                     , 200  , made by                              (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as the US administrative agent (in such capacity, the “US Administrative Agent”) for the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in the Security Agreement referred to below.

WITNESSETH:

WHEREAS, Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc., certain of its subsidiaries and the US Administrative Agent have entered into a Pledge and Security Agreement, dated as of June 12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Security Agreement requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 11.13 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ANNEX 1-A

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

Annex 2

Form of Acknowledgement and Consent

FORM OF ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Pledge and Security Agreement dated as of June 12,2006 (the “Security Agreement”), among the Grantors party thereto in favor of JPMorgan Chase Bank, N.A., as US Administrative Agent. The undersigned agrees for the benefit of the US Administrative Agent and the Secured Parties as follows:

1. The undersigned will be bound by the terms of the Security Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the US Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Security Agreement.

3. The terms of Sections 6.3(c) and 6.6 of the Security Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.6 of the Security Agreement

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Annex 3

Form of Deposit Account Control Agreement

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT is made this                      day of             , 200   (this “Agreement”) between and among [NAME OF GRANTOR] (the “Company”) the US Administrative Agent (as defined below) and [NAME OF BANK] (“Bank”).

Reference is made to account number                      maintained with Bank by the Company, as [Borrower] [Loan Guarantor] into which funds are deposited from time to time (the “Account”). The Company has entered into a Pledge and Security Agreement, dated as of June 12,2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Cellu Paper Holdings, Inc., Cell Tissue Holdings, Inc., certain of its subsidiaries, and JPMorgan Chase Bank, N.A., as US administrative agent for the Secured Parties referred to therein (in such capacity, the “US Administrative Agent”!

Pursuant to the Security Agreement and related documents, the Company has granted to the US Administrative Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory and all proceeds thereof (the : “Collateral”). Payments with respect to the Collateral are or hereafter may be made to the Account.

Bank, the Company and the US Administrative Agent are entering into this letter agreement to perfect the security interest of the US Administrative Agent in the Account.

1. Control. The Company hereby transfers to the US Administrative Agent control of the Account and all funds and other property on deposit therein. By executing this Agreement, Bank (i) agrees that Bank shall comply with instructions originated by the US Administrative Agent directing disposition of the funds in the Account without further consent of the Company and (ii) acknowledges and agrees that the US Administrative Agent now has control of the Account, that all funds and other property on deposit in the Account shall be transferred to the US Administrative Agent as provided herein, that the Account is being maintained by you for the benefit of the US Administrative Agent and that all amounts and other property therein are held by you as custodian for the US Administrative Agent. [Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the US Administrative Agent, shall be entitled “JPMORGAN CHASE BANK. N.A. – [INSERT NAME OF COMPANY] ACCOUNT” and shall be subject to written instructions only from an authorized officer of the US Administrative Agent]

2. Lock Box Matters.

(a) Service. Bank will provide the Company and the US Administrative Agent with a lockbox deposit service (the “Service”) by which Bank shall (i) furnish the Company and the US Administrative Agent with a Post Office Box at [                    ] (the “Lockbox”). receive mail from the Lockbox, deposit all cash, credit all wires and transfers, and process for collection, checks and any other items (collectively “Items”) received to the Account or another deposit account to be designated by the US Administrative Agent the account designated solely by US Administrative Agent (irrespective of whether a Control Notice (as defined below) shall have been delivered), and (ii) provide the Company or the US Administrative Agent with reports on the Items received.

(b) Applicable Documentation. Bank will provide the Company, and in addition, to US Administrative Agent, upon the US Administrative Agent’s written request to Bank, with [deposit account agreements], terms and conditions, lockbox agreements and other standard documentation in effect from time to time with respect to the Service or the Account provided in connection therewith (the “Applicable Documentation”), which contains further information or procedures regarding the Service and the Account. The Company and the US Administrative Agent will follow the procedures set forth in the Applicable Documentation (which Bank may revise from time to time) for using the Service and the Account

(c) Lockbox. Bank will rent the Lockbox in the name designated by the US Administrative Agent, but Bank or its designated agent will have unrestricted and exclusive access to the Lockbox.

(d) Deposit: Endorsement. Bank is authorized to collect and open all mail delivered to the Lockbox, and to deposit to the Account or process for collection all Items received, except: (i) Items which Bank has been instructed in writing [by the Company pursuant to applicable processing agreements attached hereto and approved by the US Administrative Agent not to process]; (ii) Items which Bank believes should receive the special attention of the Company and the US Administrative Agent, including, without limitation Items bearing the legend “Paid in Full” or words of similar impact; (iii) Items for which the Company is not the payee, unless the Company or the US Administrative Agent has provided proper authorization, to deposit or process for collection such Items; and (iv) [any other matter or merchandise received]. Bank will not deposit or process for collection such excepted Items or other matters or merchandise, but will forward them to the US Administrative Agent, absent written notice to the contrary from the US Administrative Agent. The Company [and the US Administrative Agent, jointly and severally,] shall be liable to Bank as general endorsers on all Items deposited or otherwise processed by Bank. Absent gross negligence or willful misconduct, Bank assumes no liability for the inadvertent deposit or processing of Items excepted from deposit or processing under this Agreement. Bank assumes no liability for any matter or merchandise received through the Post Office which are not depositable Items.

(e) Transfer to Account. On each business day, Bank shall open the mail delivered to the Lockbox and deposit the checks and other Items contained therein into the Account.

(f) Foreign Items. Any foreign Items will be processed for collection pursuant to the US Administrative Agent’s instructions and Bank will credit the Account for Items processed for collection on the day funds are finally collected, less all fees and charges.

3. Reports. Bank shall provide to the Company, and in addition, to the US Administrative Agent, upon the US Administrative Agent’s written request to Bank, with a record of all Items deposited to the Account or processed for collection and Bank shall provide monthly statements to the US Administrative Agent and, upon the US Administrative Agent’s written request, to the Company.

4. Instructions, (a) Prior to the delivery to Bank of a written notice from the US Administrative Agent substantially in the form of Exhibit A hereto (a “Control Notice”):

(i)	Bank is hereby authorized to comply with withdrawal, delivery or other instructions issued with respect to the Lockbox (collectively, “Lockbox Instructions”) by the Company to Bank, including, without limitation, with respect to routine administrative matters, and the right and ability to access, pick up, withdraw or transfer checks or other Items from the Lockbox; and

(ii)	Bank is hereby authorized to transfer to the Company, in same day funds, on each business day, the entire balance in the Account to the following account:

2

ABA Number:

[Insert Name and Address of the Company’s Bank Account]

Account Name:

Account Number:

Reference:

Attention:

or to such other deposit accounts or otherwise as the Company may from time to time designate in writing.

(b) From and after the delivery to Bank of a Control Notice and until such time as such Control Notice has been withdrawn or terminated by the US Administrative Agent in writing:

(i)	Bank shall comply only with Lockbox Instructions issued by the US Administrative Agent to Bank;

(ii)	the Company shall have no right to issue withdrawal, payment, transfer or other fund disposition or other instructions with respect to the Account (collectively, “Account Instructions” and, together with Lockbox Instructions, “Instructions”‘) or any other right or ability to access, withdraw or transfer funds from the Account

(iii)

Bank shall transfer (by wire transfer or other method of transfer mutually acceptable to Bank and the US Administrative Agent), in same day funds, on each business day, the entire balance in the Account to the following account:[1]

ABA Number:

[Insert Name and Address of First Priority Collateral Account]

Account Name:

Account Number:

Reference:

Attention:

or to such other deposit account as the US Administrative Agent may from time to time designate in writing (the “Collateral Account”).

For the purposes of the foregoing, a “business day” is any day other than a Saturday, Sunday or other day on which Bank is or is authorized or required by law to be closed.

5. Re-presentment. If Bank has been instructed in writing to re-present Items which have been dishonored or returned to Bank unpaid, Bank may do so automatically and without notice to the Company or the US Administrative Agent, and Bank reserves the right to charge back the Account or claim a refund from the Company [or the US Administrative Agent] should any such Items remain unpaid.

6. Supplemental Agreement. This Agreement supplements, rather than replaces the Applicable Documentation, which Applicable Documentation will continue to apply to the Account and

[1]	The US Administrative Agent to provide account information for the First Priority Collateral Account.

3

such Service, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions, the Company and/or the US Administrative Agent shall provide Bank with such documentation as Bank may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of the US Administrative Agent or the Company.

7. Agency. The Company hereby appoints the US Administrative Agent as its attorney-in-fact to give or receive instructions, information, notices or communications on its behalf as contemplated by the terms of this Agreement. The Company shall be liable for the performance of all obligations and the observance of all limitations required of the Company and the US Administrative Agent pursuant to the terms of this Agreement

8. Limitation of Liability. Notwithstanding anything to the contrary in this Agreement: (i) Bank shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be a fiduciary for or have any fiduciary obligations to any party hereto; (ii) Bank shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to it by the Company or the US Administrative Agent in accordance with the terms hereof, in which case the parties hereto agree that Bank has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Bank has no knowledge of (and is not required to know) the terms and provisions of any other agreements between the Company and the US Administrative Agent or any related documentation or whether any actions by the US Administrative Agent, the Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith; (iv) Bank shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); (v) Bank shall use ordinary care in its performance of the Service, and shall not be liable unless it has failed to exercise such ordinary care; (vi) Bank assumes no obligation or liability to any payees or other third parties pursuant to this Agreement or otherwise arising from the acts or omissions of Bank (unless such acts or omissions constitute the willful misconduct or gross negligence of Bank), the Company or the US Administrative Agent under this Agreement; and (vii) Bank shall not be liable for losses or delays caused by (a) force majeure, (b) interruption or malfunction of computer, transmission or communications facilities, absent its gross negligence or willful misconduct and (c) labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Bank’s reasonable control.

9. Indemnification. The Company hereby agrees to indemnify, defend and save harmless Bank against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Bank) incurred in connection with this Agreement, the Service or the Account (except to the extent due to Bank’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at the Company’s direction or instruction, including without limitation any (i) returned or charged-back items, (ii) reversals or cancellations of payment orders and other electronic fund transfers, (iii) overdrafts resulting from adjustments or corrections of previous credits or other postings (together with clauses (i) and (ii), collectively, “Returned Items”) or (iv) Bank’s charges, fees and expenses with respect to the Service or the Account provided in connection therewith or hereunder (collectively, “Charges”). If the US Administrative Agent receives the proceeds of any Item by wire transfer in accordance with paragraph 4(b) above, and thereafter (x) any such Item is returned, (y) there are insufficient funds in the Account to cover such Returned Items, and (z) the Company fails to make payment within ten days of demand therefor, then the US Administrative Agent shall pay Bank the

4

amount thereof within ten days of demand therefor. [If any Charges incurred during the term of this Agreement are not paid by the Company within ten days after written demand therefor, provided that there are insufficient funds in the Account to cover the payment of such charges after written demand therefor by Bank to the Company, the US Administrative Agent shall pay to Bank ten days after receipt of written demand therefor from Bank the amount of such Charges.]

10. Compensation. The Company shall compensate Bank for the Service and the Account, by an agreed method, in accordance with Bank’s fee schedules from time to time in effect. Bank will provide the Company with not less than 30 days’ prior written notice of any change in fees. The Company shall also be responsible for paying any applicable taxes levied or based upon the Service and the Account, but excluding taxes based upon Bank’s net income or assets. Bank may charge the Account for any such fees due to Bank by the Company.

11. Terms; Termination. Bank may terminate this Agreement (a) in its discretion upon the sending of at least 30 days’ advance written notice to the other parties hereto or (b) because of a material breach by the Company or the US Administrative Agent of any of the terms of this Agreement or the Applicable Documentation, upon the sending of at least five days’ advance written notice to the other parties hereto. This Agreement may be terminated by the US Administrative Agent, with or without cause, upon its delivery of at least 30 days’ advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. Any termination of this Agreement by any party hereto shall have no effect upon any obligation of any party hereto to any other party to this Agreement existing on the date on which such notice is so delivered or received or which comes into existence prior to the effective date of such termination; provided, however with respect to the US Administrative Agent and the Company, the provisions of paragraphs 9 and 10 shall survive any such termination, provided that paragraph 10 shall terminate with respect to the US Administrative Agent 90 days from tile date of the termination of this Agreement.

12. Notices. All notices under this Agreement shall be in writing and sent (including overnight courier or via facsimile transmission and confirmed in writing or delivered by hand or by recommended national overnight delivery service) to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time):

(a)	US Administrative Agent:

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Attn:

Facsimile No.: (212) 270-

Telephone No.: (212)

(b)	Company:

_________________________

_________________________

_________________________

_________________________

_________________________

5

(c)	Bank:

_________________________

_________________________

_________________________

_________________________

_________________________

13. Miscellaneous. This Agreement and any Applicable Documentation constitute the entire agreement among the parties with respect to the Service and the Account, may not be changed or waived orally, and supersede any prior proposals, understandings or agreements (oral or written) with respect to the Service and the Account. Bank has not and, without the prior written consent of the US Administrative Agent and the Company, Bank shall not, agree with any third party to comply with instructions or other directions concerning the Lockbox, the Account or the disposition of Items or funds in the Account originated by such third party.

14. Governing Law; Jurisdiction. Any disputes arising from or related to the Service, the Account or this Agreement shall be governed by the laws of the State of New York (without reference to the conflict of law rules thereof). Any action against Bank arising from or related to the Service, the Account or this Agreement must be brought by the Company or the US Administrative Agent in state or (where there is subject matter jurisdiction) federal court located in the State of New York. In addition, the Company and the US Administrative Agent consent to the jurisdiction and venue of the state and federal courts located within the State of New York, County of New York for the adjudication of all claims made by Bank against either or both arising from or related to the Service, the Account or this Agreement.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and shall become effective when counterparts hereof have been signed and delivered by the parties hereto. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Service, the Lockbox, the Account or this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

[NAME OF COMPANY]		JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By:		By:
	Name:		Name:
	Title:		Title:

[NAME OF BANK]

By:
Name:
Title:

7

EXHIBIT A

Form of Control Notice

[NAME OF BANK]

_________________________

_________________________

_________________________

_________________________

_________________________

Re:	Account No. (the “Account”)
Post Office Box (the “Lockbox”)

Ladies and Gentlemen:

Reference is made to the Account, the Lockbox and that certain Deposit Account Control Agreement, dated             , 206   (the “Deposit Account Control Agreement”), among [NAME OF BANK], JPMorgan Chase Bank, N.A., as US administrative agent (the “US Administrative Agent”), and                     . Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The US Administrative Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the US Administrative Agent) to the US Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the Collateral Account specified in paragraph 4(b)(iii) of the Deposit Account Control Agreement or to such other account as the US Administrative Agent may from time to time designate in writing.

From and after the date hereof, until the US Administrative Agent withdraws or otherwise terminates the effectiveness of this Control Notice in writing, you shall comply only with Instructions (including Lockbox Instructions and Account Instructions) issued to you by the US Administrative Agent.

Very truly yours,

JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By:
Name:
Title:

Annex 4

Form of Securities Account Control Agreement

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

[Name and Address of Approved Securities Intermediary]

                     , 20

Ladies and Gentlemen:

The undersigned                  (the “Pledgor”) together with certain of its affiliates are party to a Pledge and Security Agreement dated             , 2006 in favor of JPMorgan Chase Bank, N.A., as US Administrative Agent for the Secured Parties referred to therein (the “Pledgee” and such agreement the “Security Agreement”) pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.             of the Pledgor (the “Pledge”).

In connection therewith, the Pledgor hereby instructs you (the “Approved Securities Intermediary”) to do all of the following:

1.	maintain the Account, as “ - JPMorgan Chase Bank Control Account”;

2.	hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

3.	provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4.	honor only the instructions or entitlement orders (within the meaning of Section 8-102 of the UCC) (as defined below) (the “Entitlement Orders”) in regard to or in connection with the Account given by an Authorized Officer (as defined below) of the Pledgee, except that until such time as the Pledgee gives a written notice in the form of Exhibit A hereto (the “Control Notice”) to the Approved Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give Entitlement Orders and otherwise give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets (“Permitted Withdrawals”); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney’s fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.

The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

For the purpose of this Agreement, the term “Authorized Officer of the Pledgor” shall refer in the singular to                  or                  (each of whom is, on the date hereof, an officer or director of the Pledgor) and “Authorized Officer of the Pledgee” shall refer in the singular to any person who is a vice president or assistant vice president of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.2

Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the “UCC”) shall be, the law of the State of New York.

The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC. The

[2]	JPMorgan Chase Bank, N.A. to advise regarding authorized officers.

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Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee’s security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee’s control of the Assets and to confirm the first priority of the Pledgee’s security interest in the Assets. The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee’s security interest in the Assets.

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

This Agreement may be terminated by the Approved Securities Intermediary upon 30 days’ prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

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IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[NAME OF PLEDGOR]

By:
Name:
Title:
JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]

By:
Name:
Title:

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SCHEDULE A

LIST OF ASSETS

List of Assets for Pledged Collateral Account Number:

Annex 5

Form of Pledge Agreement

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                  , 20    , is delivered pursuant to Section 5.6 of the Pledge and Security Agreement, dated as of June 12,2006, by Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc. (the “US Borrower”), [the undersigned Grantor] and each other subsidiary of the US Borrower party thereto as Grantors, in favor of JPMorgan Chase Bank, N.A., as US Administrative Agent for the Secured Parties referred to therein (the “Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Security Agreement.

[GRANTOR]

By:
Name:
Title:

Pledged Stock

Issuer	Class	Certificate No(s).	Par Value	Number of Shares, Units or Interests

Pledged Notes

Issuer	Description of Debt	Certificate No(s).	Final Maturity	Principal Amount

ACKNOWLEDGED AND AGREED as of the date first above written:

JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By:
Name:
Title:

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